Exhibit 10.11

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of June 25, 2025, is entered into by and among TG-17, Inc., a Delaware corporation (together with its successors and, if permitted, assigns, the “Company”), and the holders identified on the signature pages hereto (each, together with its successors and, if permitted, assigns, and together with each other holder of Registrable Securities from time to time, a “Holder”).

WHEREAS, pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and each of the Holders (the “Purchase Agreement”), the Holders shall acquire certain Transaction Securities (as defined therein), which may result in the Holders holding Registrable Securities (as defined below); and

WHEREAS, the Company has agreed to register the Registrable Securities;

Now, therefore, in consideration of the representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.

(a) Capitalized terms used but not defined herein are used as defined in the Purchase Agreement or, if not defined therein, encompass all items covered by the definition of such term in the Certificate of Designations.

(b) As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning specified in Section 3(c).

“Black Out Period” has the meaning specified in Section 3(e).

‘Discontinuation Event” has the meaning specified in Section 3(c).

‘Discontinuation Notice” has the meaning specified in Section 3(c).

“Effectiveness Deadline” means, with respect to the Initial Registration Statement required to be filed hereunder, the one hundred twentieth (120th) calendar day following the execution of this Agreement; provided, that, in the event the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, that, if such Effectiveness Deadline falls on a day that is not a Trading Day, then the Effectiveness Deadline shall be the next succeeding Trading Day.

“Effectiveness Period” has the meaning specified in Section 2(a).

“Event” has the meaning specified in Section 2(e).

“Event Date” has the meaning specified in Section 2(e).

“Filing Date” means, (i) with respect to the Initial Registration Statement, the ninetieth (90th) calendar day after the date hereof, (ii) with respect to any additional Registration Statements which may be required pursuant to Sections 2(a)(ii)(1), 2(a)(ii)(2) or 2(a)(iii), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities and (iii) with respect to any Registration Statement to be filed pursuant to Section 2(a)(iv), the later of (A) the “Filing Date” for the Initial Registration Statement and (B) if applicable, the earlier of (1) thirty (30) days after the filing of a registration statement covered by Section 2(a)(ii) that relates to an underwritten primary offering of Securities of the Company or (2) the date such offering has been withdrawn.

“Initial Registration Statement” means a registration statement on Form S-1 or Form S-3 or on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the registration of the resale by the Purchaser of the Registrable Securities under the Securities Act, which registration statement provides for the resale from time to time of the Registrable Securities as provided herein.

“Losses” has the meaning specified in Section 5.

“Prospectus” means any prospectus included in any Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the SEC pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Required Holders” means Holders of a majority of the Registrable Securities, assuming, for purposes of this definition, that all Stock Equivalents convertible or exchangeable into Registrable Securities shall have been so converted or exchanged.

“Registrable Securities” means, as of any date of determination, all Issuable Securities, including (a) all of the shares of Common Stock then issued and issuable upon conversion in full of the Series C Preferred Stock (assuming on such date the shares of Series C Preferred Stock are converted in full without regard to any conversion limitations therein), (b) all of the shares of Common Stock then issued and issuable in connection with any anti-dilution or any remedies provisions in the Series C Preferred Stock (without giving effect to any limitations on conversion therein), (c) all of the shares of Common Stock then issued and issuable upon exercise in full of all Warrants, (d) all of the shares of Common Stock then issued and issuable in connection with any anti-dilution or any remedies provisions of the Warrants and (e) any Securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that “Registrable Securities” shall cease to include (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) any Securities with respect to which, and for so long as, the following is true: (x) a Registration Statement with respect to the sale of such Securities is declared effective by the SEC under the Securities Act and such Securities have been disposed of by the Holders in accordance with such effective Registration Statement, (y) such Securities have been previously sold in accordance with Rule 144, or (z) such Securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such Securities and any Securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such Securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) or otherwise filed with respect to any Registrable Security, including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Selling Stockholder Questionnaire” has the meaning specified in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act and related Regulations.

2.	Registration.

(a) Registration Statements.

(i) Initial. No later than the applicable Filing Date, the Company shall file with the SEC the Initial Registration Statement relating to the resale by the Holders of all (or, if lower, the highest number as the SEC will permit) of the Registrable Securities.

(ii) Additional.

(1) If the Company has filed a Registration Statement and the SEC informs the Company that all of the Registrable Securities listed in such Registration Statement cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each Holder and shall, as soon as practicable but not later than the applicable Filing Date, use its best efforts to file amendments to such Registration Statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC (on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering), (x) with respect to filing on Form S-3 or other appropriate form, subject to the provisions of Section 2(f) and (y) with respect to the payment of liquidated damages, subject to the provisions of Section 2(e); provided, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including Compliance and Disclosure Interpretation 612.09.

(2) Otherwise, if, at any time during the Effectiveness Period, the number of Registrable Securities exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file, as soon as practicable but not later than the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(iii) Piggy-Back Registrations. If, at any time during the Effectiveness Period, no effective Registration Statement covers all of the Registrable Securities and the Company intends to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity Securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity Securities to be issued solely in connection with any acquisition of any entity or business or equity Securities issuable in connection with the Company’s stock option or other employee benefit plans), then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall, as soon as practicable but not later than the applicable Filing Date, include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, that the Company shall not be required to register any Registrable Securities pursuant to this clause (iii) that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the SEC pursuant to the Securities Act or that are the subject of a then effective Registration Statement.

(iv) Demand. As soon as practicable but nevertheless on or prior to the applicable Filing Date, the Company shall, upon written demand of any Holder, register, on at most two (2) occasions for each Holder, all or any portion of the Registrable Securities of such Holder; provided, that the Company shall not be required to file such a Registration Statement with respect to Registrable Securities already covered under another previously-filed Registration Statement or that such Holder has requested to be included in another registration statement pursuant to clause (iii) above. Within thirty (30) days after effective delivery of such written demand by such Holder, the Company shall file a registration statement with the SEC covering the portion of the Registrable Securities identified in such Demand Notice.

(b) Form Used. The Company shall use its best efforts to maintain eligibility for use of Form S-1 (or any successor form thereto) for the registration of the resale of Registrable Securities. If Form S-1 is not available for the registration of the resale of Registrable Securities pursuant to clauses (a)(i), (a)(ii) or (a)(iv) of Section 2, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(c) Effectiveness Period. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement (other than the Initial Registration Statement) filed under this Agreement (including under Section (a)(ii)) to be declared effective under the Securities Act within sixty (60) days after the filing thereof, but in any event no later than the applicable Effectiveness Deadline, and shall use its best efforts to keep all Registration Statements covering Registrable Securities continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold by the Holders (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on a Trading Day. The Company shall immediately notify the Holders of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the SEC, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. Eastern Time on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the SEC as required by Rule 424. Failure to so notify the Holders within one (1) Trading Day of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 2(e).

(d) Reduced Coverage. Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(e) if the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

(i) first, the Company shall reduce or eliminate any Securities to be included by any Person other than a Holder, except to the extent that such reduction or elimination would result the Company being unable to meet the initial listing standards for direct listings on the Nasdaq Global Market;

(ii) second, the Company shall, unless the Required Holders instruct the Company to treat Warrant Shares like Convertible Shares under this clause (d) (in which case the Company shall do so), reduce or eliminate any Registrable Securities consisting of Warrant Shares (applied to the Holders on a pro rata basis based on the number of unregistered Warrant Shares); and

(iii) third, the Company shall reduce Registrable Securities represented by Conversion Shares (applied, in the case that some Conversion Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Conversion Shares held by such Holders); provided, that each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement and shall have the option to transfer its pro rata share to another Holder.

In the event of a cutback hereunder, the Company shall give each Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the SEC, as promptly as allowed by SEC or SEC Guidance provided to the Company or to registrants of Securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(e) Partial Liquidated Damages. Provided that no Default or Event of Default exists, if (i) a Registration Statement required to be filed hereunder is not filed on or prior to its Filing Date or if the Company files such Registration Statement without providing the Holders the opportunity to review and comment on the same as required by Section 3(a), (ii) except with regard to the Initial Registration Statement, the Company fails to file with the SEC a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the SEC pursuant to the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review, (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Registration Statement to be declared effective, (iv) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the SEC by the Effectiveness Deadline, or (v) during the Effectiveness Period of a Registration Statement, after such Registration Statement has become effective, (A) a Discontinuation Event arises or such Registration Statement otherwise ceases for any other reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or (B) a Black Out Period arises or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities and, in each case clause (A) and (B) above, occurs for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach, an “Event” and the expiration of the grace period for such Event specified above, the “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable Regulation, on each such Event Date and on each monthly anniversary of each such Event Date thereafter (if the applicable Event shall not have been cured by such date) or any pro rata portion thereof, until the applicable Event is cured or sixty (60) calendar days after the applicable Event Date, whichever occurs first, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of two percent (2.0%) multiplied by the Purchase Price paid by such Holder for the Purchased Securities pursuant to the Purchase Agreement; provided, that the maximum amount payable thereunder shall not exceed 4% of such Purchase Price paid by such Holder. If the Company fails to pay any partial liquidated damages to any Holder pursuant to this Section 2(e) in full within seven (7) days after the date payable, the Company shall pay interest thereon at a rate equal to 12% (or such lesser maximum amount that is permitted to be paid by applicable Regulation) to such Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

(f) No Holder Underwriter. Notwithstanding anything to the contrary contained herein but subject to comments by the SEC, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as an underwriter without the prior written consent of such Holder.

3.	Registration Procedures.

(a) Review of Document. Not less than three (3) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Holders, and (ii) cause its officers, directors, managers, staff, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to any Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Required Holders shall reasonably object, provided, that, the Company is notified of such objection in writing no later than five (5) Trading Days after all Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after all Holders have been furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex A (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Trading Days prior to the Filing Date or by the end of the fourth (4th) Trading Day following the date on which such Holder receives draft materials in accordance with this Section 3(a). The Company shall not distribute any offering material in connection with any offering or sale that includes any Registrable Securities except for Registration Statements (including Prospectuses) approved by the Required Holders.

(b) Compliance with Regulations and SEC Requests. The Company shall (i) comply with all applicable Regulations applicable to Registration Statements, as well as all requests by the SEC and other Governmental Authorities, and the offer and sale of Securities thereunder (including Sales done, subject to this Agreement, using the intended methods of disposition by the Holders), including ensuring that all such Registration Statements, offers and sales conform to the requirements of, and comply with the Exchange Act, the Securities Act and all other applicable Regulations, including meeting the requirements of Rule 415, (ii) prepare and file with the SEC such amendments, including post-effective amendments, to Registration Statements (including Prospectuses) as may be necessary to comply with applicable Regulations or otherwise to keep such Registration Statements continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (iii) cause the related Prospectus to be amended or supplemented by any Prospectus supplement, as may be required by Regulations and the SEC (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iv) respond as promptly as reasonably practicable to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and provide promptly to the Holders, without charge, true and complete copies of all correspondence from and to the SEC relating to a Registration Statement (provided, that the Company shall redact any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), (v) use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (A) any order stopping or suspending the effectiveness of a Registration Statement, or (B) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment and (vi) deliver or make available to the Investor through the SEC’s website (www.sec.gov), true and complete copies of all Registration Statements, including Prospectuses and amendments and supplements, and all other SEC Reports.

(c) Notices to Holders; Discontinuation Events. The Company shall notify the Holders of Registrable Securities to be sold as promptly as possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing and, if requested by any Holder, confirm such notice in writing no later than one (1) Trading Day following the day of such filing) of all of the following: (i)(A) any proposal to file any Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement, (B) any notice by the SEC to the Company on whether there will be a “review” of such Registration Statement and any written comment on such Registration Statement received by the Company from the SEC, and (C) the effectiveness of any Registration Statement or any post-effective amendment, (ii) any request by the SEC or any other Governmental Authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) the issuance by the SEC or any other Governmental Authority of any stop order or other Regulation suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose and (v) the occurrence of any event (including the passage of time) that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other document to ensure that such Registration Statement, Prospectus or other document will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (any event described in clauses (iii) through (v) above a “Discontinuation Event” and any notice given hereunder pursuant to any such clauses, a “Discontinuation Notice”), provided, that any Discontinuation Notice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made; and, provided, further, that, in no event shall any notice sent pursuant to this clause (c) contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of any Discontinuation Notice, such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(d) Amendments After Discontinuation Events. Promptly upon the occurrence of any event contemplated pursuant to clause (c)(ii) above or a Discontinuation Event contemplated by clause (c) above, the Company shall prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company sends a Discontinuation Notice under clause (c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this clause (d) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages otherwise required pursuant to Section 2(e), for a period not to exceed sixty (60) calendar days (which need not be consecutive days) in any 12-month period.

(e) Black Out Periods. The Company may, from time to time by notice to the Holders, suspend the use of the Registration Statement during certain periods (each a “Black Out Period”) in the event that the Company determines in its sole discretion in good faith that such suspension is necessary during such Black Out Period to (i) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (ii) amend or supplement the Registration Statement or any related Prospectus so that the Registration Statement or such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that (w) no such Black Out Period shall be longer than 90 days, (x) the Black Out Periods established during any calendar year shall not have more than 120 days in the aggregate, (y) no Black Out Period shall be more restrictive or longer than any comparable restriction imposed on Sales of equity Securities by the Company’s directors and senior officers and (z) each Black Out Period shall immediately end upon public disclosure of the material non-public information that caused such Black Out Period to be established. The Holders agrees that, during such Black Out Periods, they shall not sell any Registrable Securities of the Company pursuant to the Registration Statement; provided, that, for the avoidance of doubt, the Holders may Sell such Registrable Securities pursuant to any available exemption from registration, subject to compliance with applicable Regulations.

(f) Confirmed Copy. The Company shall furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement (including amendments and supplements), including Prospectuses, financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form. Subject to the terms of this Agreement, the Company hereby consents to the use of each Registration Statement (including Prospectuses and all amendments and supplements thereto) by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Registration Statement, except after the giving of any Discontinuation Notice pursuant to clause (c) above and during a Black Out Period.

(g) Resales. The Company shall cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder, and the Company shall pay the filing fee required by such filing within two (2) Trading Days of receipt of a request therefor. Prior to any resale of Registrable Securities by a Holder, the Company shall use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by each Holder under the securities or Blue Sky Regulations of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction. If requested by a Holder, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request. The Company may require from each selling Holder a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and the name(s) of the natural persons thereof that have voting and dispositive control over the Common Stock underlying the Series C Preferred Stock. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three (3) Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to all Holders until such information is delivered to the Company.

4. Registration Expenses. In addition to, and not in substitution for, any other provision in any Transaction Document requiring any Company Party to reimburse expenses, the Company shall pay (or, if applicable, reimburse the Holders and their Related Parties for) all costs, fees and expenses incident to the performance of or compliance with, this Agreement by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement, including (a) all registration, filing and other fees, costs and expenses (including fees, costs and expenses of counsel to the Company and of the independent registered public accountants of the Company) in connection with this Agreement or the transactions contemplated herein, including (i) filing SEC Reports and other filings with Governmental Authorities, (ii) filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (iii) compliance with applicable state or other securities Regulations, including Blue Sky Regulations and (iv) filings that may be required to be made by any broker through which a Holder intends to Sell Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (b) printing fees, costs and expenses (including fees, costs and expenses of printing Registration Statements, Prospectuses and certificates for Registrable Securities), (c) messenger, telephone and delivery fees, costs and expenses, (d) internal expenses of the Company incurred in connection with this Agreement or any transaction contemplated herewith (including all salaries and expenses of its officers, managers, directors and staff performing legal or accounting duties), (e) fees, costs and expenses in corrected in connection with any annual audit, (f) fees, costs and expenses incurred in connection with the listing of the Registrable Securities on any Trading Market or other securities exchange, (g) fees, costs and expenses of counsel for the Company, including in connection with Blue Sky qualifications or exemptions of the Registrable Securities, (h) Securities Act and similar liability insurance for the Company and (i) fees, costs and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In no event shall the Company be responsible for any broker or similar commissions of any Holder, except as otherwise provided in any other Transaction Document.

5. Indemnification. The Company shall, notwithstanding any termination of this Agreement, in addition to and not in substitution or limitation for, any other indemnification provision by the Company, indemnify and hold harmless each Holder, the officers, directors, managers, managing members, members, partners, advisors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), staff members (whether or not classified as employees or independent contractors), investment advisors and (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, managers, managing members, members, stockholders, staff members (whether or not classified as employees or independent contractors), partners, advisors, agents (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable Regulation, from and against any and all losses, claims, damages, liabilities, costs (including attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other securities Regulation, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (x) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto or (y) in the case of an occurrence of a Discontinuation Event, the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 2(c), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity is in addition and not in substitution for any other indemnification provision in any Transaction Document and shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders.

6.	Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by Regulation and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) No Other Registration Statements. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the SEC; provided that (i) the Company may file amendments to registration statements filed prior to the date of this Agreement and (ii) the Company may file registration statements with respect to any offering of Securities marketed to the general public.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d) Notices. All notices, requests and demands to or upon any Holder or the Company hereunder shall be effected in the manner provided for in Section 6.4 (Notices) of the Purchase Agreement.

(e) Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Company, the Holders and their successors and assigns; provided, that the Company may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Required Holders (and any attempt to effect such assignment, transfer or delegation without such consent shall be null and void at the outset). Each Holder may assign this Agreement in whole or in part to the extent permitted by Section 6.3(c) (Beneficiaries, Successors and Assigns) of the Purchase Agreement, as well as applicable securities Regulations and in connection with the assignment of any Registrable Securities.

(f) Amendments. No amendment, modification or termination of any provision of this Agreement shall be effective without the written consent of the Company and the Required Holders; provided, that (i) if any such amendment, modification or termination disproportionately and adversely impacts a Holder (or group of Holders), the consent of holders of a majority of the Registrable Shares held by such disproportionately impacted Holder (or group of Holders) shall also be required and (ii) this sentence in this Section 6(f) may only be modified with the consent of all Holders. In addition, as provided by Section 6.3(b) of the Purchase Agreement, no waiver or consent shall be effective against any party unless given in writing by such party and then any such waiver shall then be effective only in the specific instance and for the specific purpose for which it was given. Where the consent or waiver of the Holders generally (and not each Holder) is required, it may be given by the Required Holders. Any modification effected in accordance with accordance with this clause (f) shall be binding upon each Holder and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(g) Entire Agreement; Counterparts; Electronic Signatures. As described in Section 6.3(a) (Entire Agreement) of the Purchase Agreement, this Agreement and the other Transaction Documents contain and constitute the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be executed in counterparts as provided in Section 6.3(e) (Counterparts) of the Purchase Agreement and, as provided in Section 6.3(f) (Electronic Signatures) of the Purchase Agreement, electronic signatures have the same force and effect as manual signatures.

(h) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its Securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(i) Further Assurances. The Company hereby agrees to take, promptly after any Holder’s request, such further actions, including executing or causing to be executed and delivering to such Holder such further documents, as such Holder shall reasonably request from time to time in connection herewith to evidence, give effect to or carry out the intent of this Agreement and the transactions contemplated hereby.

(j) Cumulative Remedies; Several Obligations of Holders. The remedies provided herein are cumulative and not exclusive of any other remedies provided by Regulation. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other Transaction Document, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

(k) Governing Law. Each party hereto hereby agrees to the provisions of Section 6.6 (Governing Law; Courts) of the Purchase Agreement, including that (a) this Agreement and all claims, disputes, Proceedings, and matters related hereto or thereto or arising hereunder or thereunder or arising from or relating to the relationship among any of the parties hereto or thereto, are governed by, and shall be construed, interpreted and enforced exclusively in accordance with, the laws of the State of Delaware (without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Delaware) and (b) any such Proceeding shall be brought exclusively in the Delaware state courts sitting in Wilmington, DE or the federal courts of the United States of America for the District of Delaware sitting in Wilmington, DE; provided, that any Holder may bring Proceedings in other jurisdictions to enforce any Transaction Document. Each such party hereby accepts such jurisdiction, waives any objections to venue, and agrees that a final judgment in any such Proceeding shall be conclusive and enforceable in other jurisdictions, all as provided in the Purchase Agreement and accepts that service of process may be made in the way set forth in the Purchase Agreement.

(l) WAIVER OF JURY TRIAL. Each party hereto hereby agree to Section 6.16 (Waiver of Jury Trial and Certain Other Rights) of the Purchase Agreement whereby, among other things, it irrevocably waives trial by jury in any Proceeding with respect to, or directly or indirectly arising out of, relating to or in connection with, this Agreement or any other Transaction Document or the transactions contemplated therein or related thereto (whether founded in contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party or beneficiary hereof has represented, expressly or otherwise, that such other parties would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties have been induced to enter into this Agreement and the other Transaction Documents by, among other things, the mutual waivers and certifications in this section.

(m) Interpretation. This Agreement is a Transaction Document and as such is subject to various interpretative, amendment and third party beneficiary and other miscellaneous provisions set forth in the Purchase Agreement that expressly apply to Transaction Documents, located principally in Article VI (Miscellaneous) thereof, including Sections 6.3(d) (No Implied Waivers or Notice Rights), 6.5 (Set off), 6.7 (Severability) and 6.11 (Marshaling, Payments Set Aside) but also Article IV (Other Agreements of the Parties) thereof, which contains indemnification obligations, and Sections 3.1 (Representations and Warranties of the Company Parties) and 6.2 (Fees and Expenses) thereof, which the Company, in the case of representations and warranties, expressly makes herein for the benefit of each Holder whenever those are made under the Purchase Agreement, and, for other provisions, agrees to comply therewith.

[Signature Pages Follow]

In witness whereof, each of the undersigned has duly executed this Agreement as of the date first written above.

TG-17, INC.

By:
Name:
Title:

Date signed:

Ascent Partners Fund LLC, as Holder

By:
Name:
Title:	Authorized Signatory

Date signed:

REGISTRATION RIGHTS AGREEMENT

ANNEX A

TG-17, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of shares of Common Stock (the “Registrable Securities”) of TG-17, INC. (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) by and among the Company, the undersigned and the other Holders of Registrable Securities, dated as of June 25, 2025. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein has the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the Securities covered by this Questionnaire):

2. Address for Notices to Selling Stockholder:

Telephone: _____________________________
Email: _____________________________
Contact Person: _____________________________

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐	No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐	No ☐

Note:	If “no” to Section 3(b), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐	No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐	No ☐

Note:	If “no” to Section 3(d), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any Securities of the Company other than the Registrable Securities and the Transaction Securities pursuant to the Purchase Agreement.

(a)	Type and Amount of other Securities beneficially owned by the Selling Stockholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity Securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of Securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

[________________________]

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